UNANIMOUS WRITTEN CONSENT

OF

THE BOARD OF DIRECTORS

OF

mPHASE TECHNOLOGIES, INC.

(a New Jersey Corporation)

The undersigned, being all of the directors of MPhase Technologies, Inc., a New Jersey corporation (the “Corporation”), DO HEREBY CONSENT to the taking of the following actions in lieu of a meeting and DO HEREBY ADOPT the following resolutions by written consent in lieu of a meeting of the Board of Directors of the Corporation (the “Board”) effective as of June 1, 2019:

WHEREAS, the Board deems it advisable and in the best interests of the Corporation to appoint Christopher Cutchens as Chief Financial Officer of the Corporation.

NOW, THEREFORE, BE IT:

RESOLVED, that Mr. Cutchens be, and he hereby is, appointed as Chief Financial Officer of the Corporation; and it is further

RESOLVED, that each of the officers of the Corporation be, and each of them with full authority to act without the others hereby is, authorized and directed for and on behalf of the Corporation to take or cause to be taken any and all actions, to execute and deliver any and all requests, or other instruments, and to do any and all things which, in any such officer’s judgment, may be necessary or desirable to effect each of the foregoing resolutions and to carry out the purposes thereof, the taking of any such actions, the execution and delivery of any such certificates, instructions, requests, or instruments, or the doing of any such things to be conclusive evidence of their necessity or desirability; and it is further

RESOLVED, that this unanimous written consent may be executed in one or more counterparts may be delivered to the Corporation by facsimile or by an e-mail which contains a portable document format (.pdf) file of an executed signature page; and it is further

RESOLVED, that, any actions taken by such officers prior to the date of the foregoing resolutions adopted hereby, that are within the authority conferred thereby, are hereby ratified, confirmed and approved as the acts and deeds of the Corporation

RESOLVED, that the Secretary or any other officer of this Corporation, be, and hereby is, authorized to certify as to the adoption of any or all of the foregoing resolutions; and it is further

RESOLVED, that the action taken by this consent shall have the same force and effect as if taken at a meeting of the Board, duly called.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the undersigned, being the members of the Board, do hereby execute this consent effective as of the date first above written.

BOARD OF DIRECTORS:

/s/ Anshu Bhatnagar
Anshu Bhatnagar